UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Petco Health and Wellness Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table below in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! PETCO HEALTH AND WELLNESS COMPANY, INC. 2024 Annual Meeting To Be Held on July 22, 2024 Vote by July 21, 2024 11:59 PM ET PETCO HEALTH AND WELLNESS COMPANY, INC. 10850 VIA FRONTERA SAN DIEGO, CA 92127 V52515-P13710 You invested in PETCO HEALTH AND WELLNESS COMPANY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on July 22, 2024. Get informed before you vote View the Notice and 2024 Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting prior to July 8, 2024. If you would like to request a copy of the proxy materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and July 22, 2024 8:00 AM Pacific Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/WOOF2024 *The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the Company’s 2024 Annual Meeting of Stockholders as well as for information regarding how to vote online, by phone or by mail before the meeting.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Class I Directors Nominees: For All 01) Iris Yen 02) Cameron Breitner 03) Sabrina Simmons 04) Glenn Murphy 2. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. For 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for For the fiscal year ending February 1, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V52516-P13710